Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance [Abstract]
Reinsurance [Text Block]
Reinsurance
The following table shows written and earned premium included in income for reinsurance assumed and amounts deducted from written and earned premium in connection with reinsurance ceded (in thousands):

Year	Direct Written Premium	Reinsurance Assumed	Reinsurance Ceded	Net Written Premium	% of Amount Assumed to Net
2011	$1,082,458	$8	$(6,490)	$1,075,976	0.0%
2010	952,417	9	(5,558)	946,869	0.0%
2009	848,690	121	(4,943)	843,869	0.0%
Year	Direct Earned Premium	Reinsurance Assumed	Reinsurance Ceded	Net Earned Premium	% of Amount Assumed to Net
2011	$1,025,302	$7	$(6,249)	$1,019,060	0.0%
2010	911,108	15	(5,204)	905,919	0.0%
2009	852,856	313	(4,779)	848,391	0.0%
Assumed Reinsurance
Assumed business consists of two components:
(i) The Assumed Agency Business and, to a lesser extent, business assumed from other unaffiliated insurance companies; and
(ii) Business assumed from involuntary pools and associations.
For the twelve months ended December 31, 2009, we assumed $0.1 million of written premium from GAI for the Assumed Agency Business under a reinsurance agreement effective January 1, 2003 as explained in more detail in Note 1 to the Consolidated Financial Statements. We assumed no premium from GAI in 2010 or 2011. In addition, at December 31, 2011, 2010 and 2009, we assumed $5.8 million, $6.8 million and $13.9 million, respectively, of total unpaid losses and LAE, respectively, from GAI.
At December 31, 2011, 2010 and 2009, we assumed $8.3 million, $8.5 million and $8.7 million, respectively, of assumed unpaid losses and LAE as part of fronting arrangements under which we utilized these companies' insurance licenses to write business while assuming substantially all of that business back from these carriers.
Although the business was issued on GAI's and these other unaffiliated companies' policies, we manage the claims adjusting and loss reserving for this business.

During the twelve months ended December 31, 2011, 2010 and 2009, we assumed, from involuntary pools and associations, premium and unpaid losses and LAE of less than $0.1 million each.
Ceded Reinsurance

We use excess of loss, catastrophe and extra-contractual loss reinsurance to mitigate the financial impact of large or catastrophic losses. During 2010, the catastrophe reinsurance provided protection for losses up to $15 million in excess of $5 million for any single event. Effective April 1, 2011, we added an additional layer of catastrophe reinsurance that covers
75% of $5 million of losses in excess of $20 million for any single event. For 2012, we have increased our catastrophe reinsurance protection to cover 100% of $25 million in excess of $5 million. Our excess of loss reinsurance provides reinsurance protection for commercial auto losses up to $700,000 for claims in excess of $300,000 per occurrence. Our extra-contractual loss reinsurance provides protection for losses up to $15 million in excess of $5 million for any single extra-contractual loss. We also use reinsurance to mitigate losses on our Classic Collector business.
Ceded reinsurance for all programs reduced our incurred losses and LAE by $1.0 million, $2.6 million and $2.1 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.